------------                                                         -----------
   NUMBER                                                               SHARES
CHCR
------------                                                         -----------

                         COMPREHENSIVE CARE CORPORATION

                                                                                   SEE REVERSE FOR
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               CERTAIN DEFINITIONS
                                  COMMON STOCK                                    CUSIP 204620 20 7

THIS CERTIFIES THAT:



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

                         COMPREHENSIVE CARE CORPORATION
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.



                               COUNTERSIGNED:

DATED:                                CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                 JERSEY CITY, NJ
                                                    TRANSFER AGENT AND REGISTRAR

                               BY:



                                                              AUTHORIZED OFFICER




         /s/ Cathy J. Welch                [SEAL]        /s/ Robert J. Landis
         --------------------                         --------------------------
              SECRETARY                                        CHAIRMAN

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                         UNIF GIFT MIN ACT - ........Custodian.........
TEN ENT - as tenants by the entireties                                       (Cust)           (Minor)
JT TEN - as joint tenants with right of                                 under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                                                Act............
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, _____________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
      ----------------------------



                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATSOEVER.



THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE
BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER
AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
--------------------------------------------------------------------------------

STOCK MARKET INFORMATION
www.stockinformation.com                 COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714